LifeVantage

SALES COMPENSATION PLAN HIGHLIGHTS — UNITED STATES OF AMERICA [1]

EFFECTIVE MAY 5, 2020

SMART START BONUS [2]

Daily Bonus [1]	Qualified Distributor	Product Volume (PV*) Minimum Monthly Sales Requirements [3]	Commission Percentage
	Enroller	100-199 PV	30% of PV from sales to personally enrolled new Customers and Distributors
	Enroller	200 or more PV	40% of PV from sales to personally enrolled new Customers and Distributors

LAUNCH BONUS

Qualified Distributors with "Paid Rank" [4] Pro 3 or higher are eligible to receive Launch Bonus upon qualified product pack purchases which generate the listed commission up the Enrollment Tree.

Daily Bonus [1]	Enrolment Upline	Enroller Paid Rank [4]	Enroller Minimum Monthly PV sales Requirement [3]	Commission Percentage
	Level 1	Pro 3/Pro 4	200 PV	5% of PV
	Level 2	Pro 5/Pro 6	200 PV	5% of PV
	Level 3	Pro 7/Pro 8/Pro 9	200 PV	5% of PV
	Level 4	Pro 10	200 PV	2.5% of PV
	Level 5	Executive Pro 10	200 PV	1.5% of PV
	Level 6	Presidential Pro 10	200 PV	1% of PV

UNILEVEL COMMISSIONS (dynamically compressed)

MONTHLY BONUSES

					PREMIER			ELITE			MASTER		
PAID RANK [4]	Distributor	Pro 1	Pro 2	Pro 3	Pro 4	Pro 5	Pro 6	Pro 7	Pro 8	Pro 9	Pro 10	Executive	Presidential
Minimum Monthly PV [3]	100	100	100	100	200	200	200	200	200	200	200	200	200
Minimum Monthly Organizational Volume	0	1,000	2,500	5,000	10,000	20,000	50,000	100,000	200,000	500,000	1,000,000	2,000,000	5,000,000
Minimum Number of Legs	0	1	2	2	2	3	3	3	3	3	3	4	5
Maximum % counted per High Leg(s)		100%	80%	80%	80%	60%	60%	60%	60%	60%	40%	40%	40%
Minimum PV of Combined Leg [5]			500	1,000	2,000	2,000	5,000	10,000	20,000	50,000	200,000	200,000	250,000
PERCENTAGE PAID PER LEVEL 1st	2%	2%	2%	2%	2%	2%	2%	2%	2%	2%	2%	2%	2%
2nd		5%	5%	5%	5%	5%	5%	5%	5%	5%	5%	5%	5%
3rd			9%	9%	9%	9%	9%	9%	9%	9%	9%	9%	9%
4th			5%	5%	5%	5%	5%	5%	5%	5%	5%	5%	5%
5th				5%	5%	5%	5%	5%	5%	5%	5%	5%	5%
6th					5%	5%	5%	5%	5%	5%	5%	5%	5%
7th						5%	5%	5%	5%	5%	5%	5%	5%
8th							5%	5%	5%	5%	5%	5%	5%
9th								2%	2%	2%	2%	2%	2%

GENERATIONAL MATCHING BONUS (UP TO 30%) [3] [6]

YOU (Enroller) Pro 3 + → Gen 1 you earn 10% → Gen 2 you earn 5% → Gen 3 you earn 5% → Gen 4 you earn 5% → Gen 5 you earn 5%

RANK ACHIEVEMENT BONUS $100,000 USD through $500,000 USD paid when achieving Master Pro ranks.

4% ELITE POOL 4% of total commissionable sales paid to qualified Pro 7 through Master Distributors.



Pro 7, 8, 9 & 10 share 1%
Pro 8, 9 & 10 share 1%
Pro 9 & 10 share 1%
Pro 10 Executive Presidential share 1%

*PV = Product Volume. Commissions are calculated by taking any PV amount multiplied by the LifeVantage local currency conversion rate and then multiplied by any applicable commission or bonus percentage. For theoretical example, 1,000 PV in sales multiplied by 30% bonus = $300.

(1) All bonuses are fully detailed within the LifeVantage Sales Compensation Plan found at the following link: www.lifevantage.com/legal/us-en/sales-and-compensation-plan.

(2) Receive up to 40% on product sold to new personally enrolled Customers and Distributors in Smart Start Bonus within the new Distributor(s) / Customer(s) first calendar month, up to 1,000 PV. Customer purchase limits may apply.

(3) At least 40 PV must come from personal product purchases with the remaining PV coming from purchases made by personally enrolled Customers during the qualification period, which is the 49 calendar days (measured using current Utah, USA time zone) immediately prior to the calculation date (USA Business day immediately following the transaction date).

(4) **PAID RANK** is defined as the rank achieved in the most recently and completely closed monthly UniLevel Commissions period.

(5) The PV requirement for each rank that must come from the Combined Leg.

(6) Fully qualified Pro 3 and higher with at least 200 PV earn up to 10% of the UniLevel Commissions paid to their first 5 generations of personally enrolled Distributors. Ranks Pro 3 through Pro 6 must also have at least 100 PV in new sales volume each month. If PV is 100-199, the qualified Pro 3 and higher will earn only half of the Generational Matching Bonus.

The Distributor sales earnings disclosed are potential gross earnings and not net of other business expenses and not necessarily representative of the actual income, if any, that a Distributor can or will earn through the LifeVantage Sales Compensation Plan. A Distributor's earnings will depend on individual diligence, work effort and market conditions. LifeVantage does not guarantee any income or rank success. See the Average Annual Earnings Disclosure for detailed earnings information per rank.

©2021 LifeVantage Corporation • 3300 N Triumph Blvd, Suite 700, Lehi, UT 84043 • USA • 1.866.460.7241 • www.lifevantage.com/us-en/

201222.01
Revised 12/22/2020

The Distributor sales earnings disclosed are potential gross earnings and not net of other business expenses and not necessarily representative of the actual income, if any, that a Distributor can or will earn through the LifeVantage Sales Compensation Plan. A Distributor’s earnings will depend on individual diligence, work effort and market conditions. LifeVantage does not guarantee any income or rank success. See the Average Annual Earnings Disclosure for detailed earnings information per rank. ©2021 LifeVantage Corporation • 3300 N Triumph Blvd, Suite 700, Lehi, UT 84043 • USA • 1.866.460.7241 • www.lifevantage.com/us-en/ • 201222.01 Page 1 of 12 SALES COMPENSATION PLAN - USA Important Notice related to LifeVantage Corporation and the LifeVantage Sales Compensation Plan 1 - LifeVantage Corporation is a publicly-traded NASDAQ (LFVN) Direct Sales/Network Marketing company with a Multi-Level Marketing compensation plan that provides flexibility and opportunity for individuals to earn extra income based upon selling qualified products to customers. 2 - The focus of the LifeVantage Sales Compensation Plan is to pay commissions to LifeVantage Distributors based upon their product sales and the product sales of LifeVantage Distributors in their personal Marketing Organization to ultimate end using customers. 3 - Every commission and/or compensation qualification requirement within this LifeVantage Sales Compensation Plan may be achieved through product sales to customers through a Distributor’s personal efforts and the efforts of the Distributors within their downline Marketing Organization Distributors. 4 - LifeVantage products are not sold in retail stores and only licensed Distributors in good standing are authorized to sell LifeVantage products either directly from their own stock or indirectly through the company’s online shopping cart at www.lifevantage.com. 5 - LifeVantage Customers and Distributors may choose, but are not obligated, to order their LifeVantage products through a subscription program that offers a product price discount when signing up for a monthly subscription order, that may be cancelled at any time. 6 - The LifeVantage Sales Compensation Plan along with the Average Annual Earnings Disclosure, the LifeVantage Distributor Application and Agreement and the LifeVantage Policies and Procedures govern the contractual relationship and obligations of each LifeVantage Distributor to LifeVantage and support compliance with legal requirements in the United States of America. 7 - A LifeVantage Distributor may not personally purchase for themselves nor encourage customers or other Distributors to purchase more inventory than each can personally consume and/or sell to their personal retail customers each month. In addition, each LifeVantage Distributor personally agrees that they may not place a new order in any given month unless 70% of all orders from previous months have been sold or consumed through personal/family use. 8 - A LifeVantage Distributor must disclose the Average Annual Earnings Disclosure when making any Earnings representations that may include: (1) statements of average Distributor earnings, (2) statements of non-average Distributor earnings, (3) statements of Distributor earnings ranges, (4) Distributor income testimonials, (5) Distributor lifestyle claims, and (6) hypothetical claims. Effective May 5, 2020

The Distributor sales earnings disclosed are potential gross earnings and not net of other business expenses and not necessarily representative of the actual income, if any, that a Distributor can or will earn through the LifeVantage Sales Compensation Plan. A Distributor’s earnings will depend on individual diligence, work effort and market conditions. LifeVantage does not guarantee any income or rank success. See the Average Annual Earnings Disclosure for detailed earnings information per rank. ©2021 LifeVantage Corporation • 3300 N Triumph Blvd, Suite 700, Lehi, UT 84043 • USA • 1.866.460.7241 • www.lifevantage.com/us-en/ • 201222.01 Page 2 of 12 SALES COMPENSATION PLAN SUMMARY A LifeVantage Distributor may earn sales compensation in eight (8) different ways. Effective May 5, 2020 1. Retail Sales Profit: The difference between the price the Distributor paid and the amount the Distributor receives from their personal retail customer. 2. Smart Start Bonus: Up to 40% on Product Volume (PV) is paid to any qualified Distributor whose new personally enrolled LifeVantage Customers and/or Distributors purchase qualified products. 3. Launch Bonus: Up to 5% commission is paid to any Qualified Distributor (Pro 3 or higher) based upon qualifying product packs sold in their Marketing Organization downline and the Qualified Distributor’s Upline Enroller position. 4. UniLevel Commissions: After the first calendar month of Customer and/or Distributor enrollment, up to 43% of the PV on each product sold is paid by LifeVantage to the first Qualified and existing nine (9) Upline Distributors. 5. Generational Matching Bonus: Up to a 10% match on the UniLevel Commissions paid to the five (5) uncompressed downline enrollment levels is paid to any Qualified Distributor (Pro 3 or higher). 6. Global Elite Bonus Pool: Four percent (4%) of the total PV from LifeVantage global sales is paid monthly by LifeVantage to Qualified Elite Distributors. 7. One-Time Rank Achievement Bonus: $100,000 to $500,000 United States Dollars (USD) is paid in partial monthly amounts to eligible and Qualified Distributors who achieve the Pro 10 rank(s). 8. Multiple Business Centers: Eligible Distributors at Pro 5 and higher ranks may insert additional personal distributor positions within their downline Marketing Organization, which Business Centers may earn the Qualified Distributor certain additional sales commissions, when each Business Center is individually qualified.

The Distributor sales earnings disclosed are potential gross earnings and not net of other business expenses and not necessarily representative of the actual income, if any, that a Distributor can or will earn through the LifeVantage Sales Compensation Plan. A Distributor’s earnings will depend on individual diligence, work effort and market conditions. LifeVantage does not guarantee any income or rank success. See the Average Annual Earnings Disclosure for detailed earnings information per rank. ©2021 LifeVantage Corporation • 3300 N Triumph Blvd, Suite 700, Lehi, UT 84043 • USA • 1.866.460.7241 • www.lifevantage.com/us-en/ • 201222.01 Page 3 of 12 SALES COMPENSATION PLAN DETAILS Combined Leg. After determining the required High Leg(s) for any rank, the PV from any remaining leg(s) is combined to form the Combined Leg. A Distributor’s personal Product Volume purchases and all other PV of frontline customers are included within the Combined Leg. There is no maximum countable volume in the Combined Leg. The Combined Leg must be at least 20% of the required monthly minimum Organizational Volume (OV) for ranks Pro 2 through Pro 4 and Pro 10; at least 10% of the required monthly minimum OV for ranks Pro 5 through Pro 9 and Executive Pro 10; and at least 5% of the required monthly minimum OV for Presidential Pro 10. Commissions. Sales Commissions are calculated by multiplying the Product Volume (PV) sales amount by the Commission percentage of the applicable bonus. For example, 1000 PV in sales paid at a 30% commission (1000 X .30 = 300) generates $300 United States Dollars (USD) in sales commissions. CV: Commissionable Volume. The numeric value obtained when Product Volume (PV) is multiplied by any applicable currency rate multiplier and used by LifeVantage to calculate commissions. In the USA, PV and CV are generally the same numeric value as no currency rate multiplier is applied. Daily Bonus. The LifeVantage sales commissions/bonuses, such as the Smart Start Bonus and the Launch Bonus, which are calculated each US business day and paid either daily or weekly to Qualified Distributors in eligible markets. Daily Bonuses may be disbursed three (3) business days after the Daily Bonus calculation date to Qualified Distributors who are in an eligible market and have reached the rank of Pro 3 or above. Distributors who are not qualified for daily disbursement will be paid their Daily Bonus earnings weekly. Dynamic Compression. The sales commissions concept that ensures all Product Volume (PV) sales, no matter where placed, will automatically seek the next upline Qualified Distributor until all existing nine levels of UniLevel Commissions are paid. Enroller: The LifeVantage Distributor who enrolls a new Customer or Distributor. The Enroller may sponsor or place the new Customer or Distributor under their personal distributor position or under any other downline Distributor’s position. The Distributor position under which the new Customer or Distributor is placed is the “Placement Sponsor”. The same LifeVantage Distributor may be both the Enroller and the Placement Sponsor. Enroller Tree: The line of Distributors consecutively linked through Distributor enrollment. The Enroller Tree does not include any Placement Sponsors. High Leg(s): The Leg with the highest Product Volume (PV) at the end of any calendar month is the High Leg 1 and the Leg with the next highest Product Volume (PV) is High Leg 2, etc. Ranks Pro 2 through Pro 4 require a single High Leg (High Leg 1). Ranks Pro 5 through Pro 10 require a High Leg 1 and a High Leg 2. Executive Master Pro 10 requires a High Leg 1, 2 and 3. Presidential Master Pro 10 requires a High Leg 1, 2, 3 and 4. High Leg Volume Requirement: Each High Leg has a maximum countable percentage of Product Volume (PV) that can be used toward rank qualification for the UniLevel Commissions. The countable PV of any High Leg(s) may not exceed 80% of the total required Organizational Volume (OV) for ranks Pro 2 through Pro 4. The countable PV of any High Leg(s) may not exceed 60% of the total required OV for ranks Pro 5 through Pro 9. The countable PV of any High Leg(s) may not exceed 40% of the total required OV for ranks Pro 10 through Presidential Master Pro 10. Leg: An active Distributor or Customer who is sponsored and placed front-line or directly below the Distributor’s position or an organization originating from such Distributor. A front-line position may be personally enrolled by the Distributor or placed there by an upline Distributor. The minimum leg requirement for UniLevel Commissions includes the Combined Leg and any required High Legs. For example, the minimum leg requirement for the Pro 5 rank is three (3) so a Pro 5 will have two High Legs and the Combined Leg to equal the three minimum required Legs. OV: Organizational Volume. The sum of the Product Volume (PV) of all products sold and purchased by a Distributor’s entire downline Marketing Organization, which includes the cumulative PV of each Leg and the Distributor’s own PV derived from the LifeVantage sales to their personally enrolled Customers and any of their own voluntary personal Product Volume purchases. Each Qualified Paid Rank in the UniLevel Commissions requires a minimum monthly OV amount to be distributed in the Leg(s) and in the percentages required for such Paid Rank. Paid Rank: The LifeVantage Distributor rank (Distributor to Presidential Master Pro 10) achieved in the prior calendar month and used to determine certain bonuses and commissions for subsequent commission/bonus time periods. Placement Sponsor: The LifeVantage Distributor under whom the Enroller places a new Customer or Distributor. The Enroller may also be the Placement Sponsor. PV: Product Volume. The numeric value attributed by LifeVantage to each commissionable product sold and/or purchased personally by a Distributor and/or their enrolled or sponsored Customers and Distributors for sales to personal retail customers and/or for personal consumption. Personal Product Volume refers to the voluntary PV of products purchased directly by the Distributor from LifeVantage. PV amounts accumulate from personal purchases and/or purchases made by Distributor’s personally enrolled Customer purchases directly from LifeVantage, regardless of placement. Monthly PV requirements to become a Qualified Distributor are either 100 or 200 PV depending on the specific sales compensation bonuses and such PV is automatically generated to a Distributor by sales to personally enrolled Customers through the LifeVantage website and system and/or through a Distributor’s monthly personal product purchases of at least 40 PV from LifeVantage for sales to their individual retail customers and/or for the Distributor’s own reasonable personal consumption. Qualified Distributor. Any Distributor position, to include any Business Center, that has achieved during the calendar month product sales of at least 100 or 200 Product Volume (PV) points, depending on the specific sales compensation bonus and/or rank requirements comprised of the Distributor’s sales to their personally enrolled Customers and the Distributors own personal purchases, with a minimum requirement of 40 PV for their reasonable personal consumption and/or retailing to their personal retail customers. Definition of Terms: Effective May 5, 2020

The Distributor sales earnings disclosed are potential gross earnings and not net of other business expenses and not necessarily representative of the actual income, if any, that a Distributor can or will earn through the LifeVantage Sales Compensation Plan. A Distributor’s earnings will depend on individual diligence, work effort and market conditions. LifeVantage does not guarantee any income or rank success. See the Average Annual Earnings Disclosure for detailed earnings information per rank. ©2021 LifeVantage Corporation • 3300 N Triumph Blvd, Suite 700, Lehi, UT 84043 • USA • 1.866.460.7241 • www.lifevantage.com/us-en/ • 201222.01 Page 4 of 12 Distributor rank is achieved during a calendar month when the distributorship position qualifies as a Distributor, becoming a Qualified Distributor, by accumulating at least 100 PV in product sales. Pro 1 rank is achieved during a calendar month when a Qualified Distributor has a minimum monthly OV of at least 1,000 PV in product sales. Pro 2 rank is achieved during a calendar month when a Qualified Distributor has a minimum monthly OV of at least 2,500 in product sales with at least 100 PV in one (1) High Leg and PV combined from any other legs forming the Combined Leg of at least 500 PV. No more than 80% of the total OV from the PV in the High Leg will be counted for this rank qualification. Pro 3 rank is achieved during a calendar month when a Qualified Distributor has a minimum monthly OV of at least 5,000 in product sales with at least 100 PV in one (1) High Leg and PV combined from any other legs forming the Combined Leg of at least 1,000 PV. No more than 80% of the total OV from the PV in the High Leg will be counted for this rank qualification. Premier Pro 4 rank is achieved during a calendar month when a Qualified Distributor has a minimum monthly OV of at least 10,000 in product sales with at least 200 PV in one (1) High Leg and PV combined from any other legs forming the Combined Leg of at least 2,000 PV. No more than 80% of the total OV from the PV in the High Leg will be counted for this rank qualification. Premier Pro 5 rank is achieved during a calendar month when a Qualified Distributor has a minimum monthly OV of at least 20,000 in product sales with at least 200 PV in two (2) High Legs and PV combined from any other legs forming the Combined Leg of at least 2,000 PV. No more than 60% of the total OV from the PV in any High Leg will be counted for this rank qualification. Premier Pro 6 rank is achieved during a calendar month when a Qualified Distributor has a minimum monthly OV of at least 50,000 in product sales with at least 200 PV in two (2) High Legs and PV combined from any other legs forming the Combined Leg of at least 5,000 PV. No more than 60% of the total OV from the PV in any High Leg will be counted for this rank qualification. Elite Pro 7 rank is achieved during a calendar month when a Qualified Distributor has a minimum monthly OV of at least 100,000 in product sales with at least 200 PV in two (2) High Legs and PV combined from any other legs forming the Combined Leg of at least 10,000 PV. No more than 60% of the total OV from the PV in any High Leg will be counted for this rank qualification. Elite Pro 8 rank is achieved during a calendar month when a Qualified Distributor has a minimum monthly OV of at least 200,000 in product sales with at least 200 PV in two (2) High Legs and PV combined from any other legs forming the Combined Leg of at least 20,000 PV. No more than 60% of the total OV from the PV in any High Leg will be counted for this rank qualification. Elite Pro 9 rank is achieved during a calendar month when a Qualified Distributor has a minimum monthly OV of at least 500,000 in product sales with at least 200 PV in two (2) High Legs and PV combined from any other legs forming the Combined Leg of at least 50,000 PV. No more than 60% of the total OV from the PV in any High Leg will be counted for this rank qualification. Master Pro 10 rank is achieved during a calendar month when a Qualified Distributor has a minimum monthly OV of at least 1,000,000 in product sales with at least 200 PV in two (2) High Legs and PV combined from any other legs forming the Combined Leg of at least 200,000 PV. No more than 40% of the total OV from the PV in any High Leg will be counted for this rank qualification. Executive Master Pro 10 rank is achieved during a calendar month when a Qualified Distributor has a minimum monthly OV of at least 2,000,000 in product sales with three (3) High Legs of at least 200 PV and the PV combined from any other legs forming the Combined Leg of at least 200,000 PV. No more than 40% of the total OV from the PV in any High Leg will be counted for this rank qualification. Presidential Master Pro 10 rank is achieved during a calendar month when a Qualified Distributor has a minimum monthly OV of at least 5,000,000 in product sales with four (4) High Legs of at least 200 PV and the PV combined from any other legs forming the Combined Leg of at least 250,000 PV. No more than 40% of the total OV from the PV in any High Leg will be counted for this rank qualification. Rank Achievement Definitions: Effective May 5, 2020

1. RETAIL SALES PROFIT

LifeVantage Distributors may buy LifeVantage products and directly retail the products to their personal retail customers to earn a chosen retail profit. The difference between the price the Distributor paid and the amount the Distributor receives from their personal retail customer is their retail sales profit. For example: A Distributor that purchases product X from LifeVantage for $50 USD and sells this product to their personal retail customer for $60 USD achieves a $10 USD gross retail sale profit.

No further commissions are paid to the Distributor on sales the Distributor makes directly to their personal retail customers from the Distributor's personally purchased product inventory.

2. SMART START BONUS (Daily Bonus)

The Smart Start Bonus is a bonus paid to a Qualified Distributor on products purchased by the Distributor's personally enrolled Customers and Distributors during the calendar month of their enrollment. A Qualified Distributor with 100-199 PV during the qualification period will receive a 30% Smart Start Bonus on any PV purchased by a personally enrolled Customer or Distributor within their first calendar month and a Qualified Distributor with at least 200 PV during the qualification period will receive a 40% Smart Start Bonus on any PV purchased by a personally enrolled Customer or Distributor within their first calendar month.

- **Smart Start Bonus Payout Options:**

Qualified Distributor	PV Minimum Monthly Sales Requirement	Commission Percentage
Enroller	100-199 PV	30% of PV from sales to personally enrolled Customers and Distributors
Enroller	200 or more PV	40% of PV from sales to personally enrolled Customers and Distributors

- The qualification period for the required PV amounts for Daily Bonuses (Smart Start Bonus and Launch Bonus) is the 49 calendar days (measured using current Utah, USA time zone) immediately prior to the calculation date (USA Business day immediately following the transaction date).
- The Smart Start Bonus percentage payout is limited to the first 1,000 PV sales purchased by each new Customer and/or Distributor in their first calendar month. Any volume over 1,000 PV sales purchased within a Customer's and/or Distributor's first calendar month will generate UniLevel Commissions.
- Should a new Customer or Distributor make an initial purchase of 300 PV in sales in the calendar month of sign up, the applicable commission percentage for this 300 PV is paid through the Smart Start Bonus. After the initial purchase, but within the sign-up calendar month, the same Customer or Distributor purchases an additional 1,000 PV through a spot purchase or through a qualifying pack purchase, this second downline sale (purchase by the new Customer or Distributor) generates the following payments to Upline Qualified Distributors: (1) Launch Bonus based on the qualifying pack purchase; (2) 700 PV of the 1,000 pack PV is paid through the Smart Start Bonus (reaching the 1,000 PV life-time cap for the Smart Start Bonus for this Customer or Distributor); and the remaining 300 PV of the 1,000 pack PV will be paid as UniLevel Commissions.
- The Smart Start Bonus is paid based on the Enroller Tree. The Smart Start Bonus does not compress; therefore, only the Enroller, if bonus qualified, will receive the Smart Start Bonus.
- Should a new Customer or Distributor purchase product without an enrolling Distributor, LifeVantage will assign the new Customer/Distributor to a Qualified Distributor and pay the Qualified Distributor one half of any Smart Start Bonus commission on the first product purchase, when assigned in the first calendar month and any full UniLevel Commissions, if assigned the following month(s).
- Smart Start Sales Commissions are calculated by PV amount multiplied by the sales commission percentage.
  For example: 1,000 PV X 30% = $300 USD.

Page 5 of 12

The Distributor sales earnings disclosed are potential gross earnings and not net of other business expenses and not necessarily representative of the actual income, if any, that a Distributor can or will earn through the LifeVantage Sales Compensation Plan. A Distributor's earnings will depend on individual diligence, work effort and market conditions. LifeVantage does not guarantee any income or rank success. See the **Average Annual Earnings Disclosure** for detailed earnings information per rank.

©2021 LifeVantage Corporation • 3300 N Triumph Blvd, Suite 700, Lehi, UT 84043 • USA • 1.866.460.7241 • www.lifevantage.com/us-en/ • 201222.01

3. LAUNCH BONUS (Daily Bonus)

The Launch Bonus is designed to reward Qualified Distributors (Pro 3 rank or higher) through the Enroller Tree on downline Enrollee product pack sales. The Paid Rank is the rank achieved in the previous calendar month after commissions calculations. The Launch Bonus is paid on qualifying pack sales of 250 PV, 500 PV and 1000 PV.

- **The Launch Bonus Pays out six (6) levels as follows:**

Enroller Level	Qualified Distributor Enroller Paid Rank*	Enroller Minimum Monthly PV Sales Requirement	Commission
Level 1	Pro 3 / Pro 4	200 PV	5% of CV
Level 2	Pro 5 / Pro 6	200 PV	5% of CV
Level 3	Pro 7 / Pro 8 / Pro 9	200 PV	5% of CV
Level 4	Pro 10	200 PV	2.5% of CV
Level 5	Executive Pro 10	200 PV	1.5% of CV
Level 6	Presidential Pro 10	200 PV	1% of CV

***Paid Rank is based on the previous month's UniLevel Commissions Paid Rank.**

- New Distributors are not eligible for the Launch Bonus for any sales generated in the calendar month they joined as they have not yet earned any Paid Rank.
- The purchased pack may also generate sales commissions under the Smart Start Bonus depending on how much Product Volume commissions were previously paid through the Smart Start Bonus in the calendar month of enrollment.
- Distributors may purchase packs with 250 PV, 500 PV or 1,000 PV. Customers may also purchase product packs with reasonable product quantities.
- Launch Bonus Sales Commissions are calculated by PV amount multiplied by the sales commission percentage. For example: 1,000 PV X 5% = $50 USD

Page 6 of 12

The Distributor sales earnings disclosed are potential gross earnings and not net of other business expenses and not necessarily representative of the actual income, if any, that a Distributor can or will earn through the LifeVantage Sales Compensation Plan. A Distributor's earnings will depend on individual diligence, work effort and market conditions. LifeVantage does not guarantee any income or rank success. See the **Average Annual Earnings Disclosure** for detailed earnings information per rank.

©2021 LifeVantage Corporation • 3300 N Triumph Blvd, Suite 700, Lehi, UT 84043 • USA • 1.866.460.7241 • www.lifevantage.com/us-en/ • 201222.01

4. UNILEVEL COMMISSIONS (monthly bonus)

The UniLevel Commissions offers Distributors a leveraged income opportunity to earn on downline Marketing Organization Customer and/or Distributor product sales after their first calendar month or after the first 1,000 PV sales from such Customers and/or Distributors during their first calendar month. LifeVantage pays UniLevel Commissions up to 43% on the PV of each product sold, to the first nine (9) existing, dynamically compressed, Upline Qualified Distributors. (After compression of unqualified distributor and customer volume, the first nine (9) existing Qualified Distributors receive applicable UniLevel Commissions).

A Distributor may earn commissions on downline Marketing Organization product sales/purchases for up to the first nine (9) existing, dynamically compressed, levels, depending on the Qualified Distributor's monthly "Paid Rank".

- As product sales increase within the Distributor's Marketing Organization, a Qualified Distributor can then advance in rank and therefore qualify to earn on additional existing, dynamically compressed, downline levels.
- The required PV is derived from any (1) personally enrolled Customer product sales orders placed directly to LifeVantage and/or (2) the Distributor's personal Product Volume orders which together must equal at least 100 or 200 PV during the calendar month in accord with this table:

MONTHLY BONUS

UniLevel Commissions (dynamically compressed)						Premier			Elite			Master*		
PAID RANK		Distributor	PRO 1	PRO 2	PRO 3	PRO 4	PRO 5	PRO 6	PRO 7	PRO 8	PRO 9	PRO 10	EXECUTIVE	PRESIDENTIAL
Minimum Monthly PV		100	100	100	100	200	200	200	200	200	200	200	200	200
Minimum Monthly Org. Volume		0	1,000	2,500	5,000	10,000	20,000	50,000	100,000	200,000	500,000	1,000,000	2,000,000	5,000,000
Minimum Number of Legs+		0	1	2	2	2	3	3	3	3	3	3	4	5
Maximum % counted per High Leg+			100%	80%	80%	80%	60%	60%	60%	60%	60%	40%	40%	40%
Min PV of Combined Leg				500	1,000	2,000	2,000	5,000	10,000	20,000	50,000	200,000	200,000	250,000
PERCENTAGE PAID PER LEVEL	1st	2%	2%	2%	2%	2%	2%	2%	2%	2%	2%	2%	2%	2%
	2nd		5%	5%	5%	5%	5%	5%	5%	5%	5%	5%	5%	5%
	3rd			9%	9%	9%	9%	9%	9%	9%	9%	9%	9%	9%
	4th			5%	5%	5%	5%	5%	5%	5%	5%	5%	5%	5%
	5th				5%	5%	5%	5%	5%	5%	5%	5%	5%	5%
	6th					5%	5%	5%	5%	5%	5%	5%	5%	5%
	7th						5%	5%	5%	5%	5%	5%	5%	5%
	8th							5%	5%	5%	5%	5%	5%	5%
	9th								2%	2%	2%	2%	2%	2%

***All Master Ranks must maintain the Paid Rank for three (3) consecutive months to be recognized at that Master rank**
+See Leg Volume Requirements in the Rank Achievement Definitions above

- UniLevel Commissions are calculated by taking each level of accumulated PV multiplied by the sales commission percentage. For example: If the 1st Level has 2,500 PV X 2% = $50 USD; and 2nd Level has 3,000 PV X 5% = $150 USD and 3rd Level has 2,000 PV X 9% = $180 USD for a total UniLevel Commissions of $380 USD for all Qualified Distributors at Pro 2 and higher ranks.

Page 7 of 12

The Distributor sales earnings disclosed are potential gross earnings and not net of other business expenses and not necessarily representative of the actual income, if any, that a Distributor can or will earn through the LifeVantage Sales Compensation Plan. A Distributor's earnings will depend on individual diligence, work effort and market conditions. LifeVantage does not guarantee any income or rank success. See the **Average Annual Earnings Disclosure** for detailed earnings information per rank.

©2021 LifeVantage Corporation • 3300 N Triumph Blvd, Suite 700, Lehi, UT 84043 • USA • 1.866.460.7241 • www.lifevantage.com/us-en/ • 201222.01

5. GENERATIONAL MATCHING BONUS (monthly bonus)

In a month when a Distributor has achieved the Paid Rank of a **Pro 3 rank or above**, the Qualified Distributor can **earn a 10% match of all personally enrolled Distributors' UniLevel Commissions.** Each Generational Matching Bonus Qualified Distributor Pro 3 and above **may also earn an additional 5%** on the 2nd, 3rd, 4th, and 5th uncompressed generations' UniLevel Commissions.

To earn the full Generational Matching Bonus each Distributor must:

- Qualify as a Pro 3 rank or higher.
- Generate the required PV of 200 PV during the calendar month which is derived from any personally enrolled Customer product orders and/or the Distributor's personal Product Volume purchases placed directly to LifeVantage*.
- Additionally, Paid Ranks Pro 3 through Pro 6, must also generate 100 PV in **New Sales Product Volume**** from personally enrolled new Customers and/or Distributors during each calendar month of qualification for the Generational Matching Bonus.

***Qualified Distributors with PV between 100 PV and 199 PV will earn half of the Generational Matching Bonus.**

****New Sales Product Volume means the PV generated each month by new personally enrolled Customers and/or Distributors in their first calendar month.**

GENERATION	UNILEVEL MATCHING %
1st GEN	10%
2nd GEN	5%
3rd GEN	5%
4th GEN	5%
5th GEN	5%

The Generational Matching Bonus is paid monthly and does not dynamically compress. It is paid on the below Generations:

1st generation: any personally enrolled Distributors

2nd generation: any personally enrolled Distributors who are enrolled by your 1st generation Distributors

3rd generation: any personally enrolled Distributors who are enrolled by your 2nd generation Distributors

4th generation: any personally enrolled Distributors who are enrolled by your 3rd generation Distributors

5th generation: any personally enrolled Distributors who are enrolled by your 4th generation Distributors

- Generational Matching Bonuses are calculated by determining the total UniLevel Commissions paid to the Distributor(s) in the Enroller downline multiplied by the Generational Matching Bonus commission percentage. For example: If a 1st Generation Distributor earned $2,000 USD in UniLevel Commissions, the upline Qualified Distributor Enroller with at least 200 PV and Paid Rank Pro 3 and above (with 100 PV in new Customer and/or Distributor volume for Distributors with Paid Rank Pro 3 through Pro 6) earns 10% ($2,000 X 10%) for $200 USD Generational Matching Bonus and a 2nd Generation Distributor with $1,500 earned in UniLevel Commissions generates 5% ($1,500 X 5%) for $75 USD Generational Matching Bonus to this same Qualified Distributor Enroller for a total of $275 USD in Generational Matching Bonuses.

Page 8 of 12

The Distributor sales earnings disclosed are potential gross earnings and not net of other business expenses and not necessarily representative of the actual income, if any, that a Distributor can or will earn through the LifeVantage Sales Compensation Plan. A Distributor's earnings will depend on individual diligence, work effort and market conditions. LifeVantage does not guarantee any income or rank success. See the **Average Annual Earnings Disclosure** for detailed earnings information per rank.

©2021 LifeVantage Corporation • 3300 N Triumph Blvd, Suite 700, Lehi, UT 84043 • USA • 1.866.460.7241 • www.lifevantage.com/us-en/ • 201222.01

The Distributor sales earnings disclosed are potential gross earnings and not net of other business expenses and not necessarily representative of the actual income, if any, that a Distributor can or will earn through the LifeVantage Sales Compensation Plan. A Distributor’s earnings will depend on individual diligence, work effort and market conditions. LifeVantage does not guarantee any income or rank success. See the Average Annual Earnings Disclosure for detailed earnings information per rank. ©2021 LifeVantage Corporation • 3300 N Triumph Blvd, Suite 700, Lehi, UT 84043 • USA • 1.866.460.7241 • www.lifevantage.com/us-en/ • 201222.01 Page 9 of 12 6. GLOBAL ELITE BONUS POOL (monthly bonus) All Qualified Distributors who reach or maintain their monthly Elite-level Paid Ranks are eligible to participate in the Global Elite Bonus Pool. LifeVantage takes 4% of the total global Product Volume generated from all Customer and Distributor sales each month and divides it into four portions for payment to the monthly Elite-level Qualified Distributors as follows: • The first one percent (1%) portion will be equally shared by Qualified Distributors who qualify as Elite Pro 7, Elite Pro 8, Elite Pro 9 and the Master Pro 10 ranks; • The second one percent (1%) will be equally shared by Qualified Distributors who qualify as Elite Pro 8, Elite Pro 9 and the Master Pro 10 ranks; • The third one percent (1%) will be equally shared by Qualified Distributors who qualify as Elite Pro 9 and the Master Pro 10 ranks; and • The fourth and final one percent (1%) will be equally shared by Qualified Distributors who qualify at the Master Pro 10 ranks. • For theoretical example, if the Global PV for a month is 6,000,000 PV it is multiplied by 4% to generate $240,000 USD in the Global Elite Bonus Pool; which is then equally divided into four 1% portions of $60,000 USD each. The $60,000 USD is then split between all Elite Qualified Distributors who earn a share of each of the four (4) pools displayed below: PRO 7, 8, 9 & 10 SHARE 1 % PRO 8, 9, 10 SHARE 1 % PRO 10 SHARE 1 % PRO 9, 10 SHARE 1%

7. ONE-TIME RANK ACHIEVEMENT BONUS (paid starting in Achievement Month, which is achieved in the third consecutive month of obtaining and maintaining the required Pro 10 rank qualifications, with the total bonus being paid in monthly amounts over a 12 or 24 month period)

When a Distributor has achieved the sales requirements and the organizational sales volume necessary to reach the ranks of Master Pro 10, Executive Master Pro 10 and Presidential Master Pro 10, the Qualified Distributor is eligible to receive a One-Time Rank Achievement Bonus in each Pro 10 rank as follows:

Master Pro 10	-	**$100,000 USD**[(1)(3)]
Executive Master Pro 10	-	**$250,000 USD**[(2)(3]
Presidential Master Pro 10	-	**$500,000 USD**[(2)(3]

[(1)] **Paid over 12 months – The Distributor must remain actively engaged as a LifeVantage Distributor and remain in good standing with the Company and be recognized on stage at a major event.**

[(2)] **Paid over 24 months – The Distributor must remain actively engaged as a LifeVantage Distributor and remain in good standing with the Company and be recognized on stage at a major event.**

[(3)] **Equal payments are paid monthly when the Distributor is a qualified Paid Rank Master Pro 10, Executive Master Pro 10 or Presidential Master Pro 10. If the Distributor has not continued to be qualified as a Paid Rank Master Pro 10, Executive Master Pro 10 or Presidential Master Pro 10 in any month during the entire 12 or 24 month payment spans, no payment is earned or due in such month. A Distributor may qualify to receive multiple monthly One-Time Rank Achievement Bonus payments should they qualify during the 12 or 24 monthly payment period for even higher Master Pro ranks.**

---

8. MULTIPLE BUSINESS CENTERS (monthly bonus)

Once a Distributor has achieved the requirements and organizational sales volume necessary to reach the Premier Pro 5 rank, the Distributor is eligible to apply for an additional distributor position called a Business Center or Business Center 1 (BC1). Business Center(s) allow Qualified Distributors to build additional legs and/or sales volume for their downline Marketing Organization and to earn additional bonuses and sales commissions above what the Distributors earn with just their own primary Distributor position.

Each Distributor may also apply for a second Business Center (BC2) once the Qualified Distributor has achieved the requirements and organizational sales volume to reach the Elite Pro 7 rank, and a third Business Center (BC3) once the Distributor has achieved the requirements and organizational sales volume to reach the Master Pro 10 rank.

Page 10 of 12

The Distributor sales earnings disclosed are potential gross earnings and not net of other business expenses and not necessarily representative of the actual income, if any, that a Distributor can or will earn through the LifeVantage Sales Compensation Plan. A Distributor's earnings will depend on individual diligence, work effort and market conditions. LifeVantage does not guarantee any income or rank success. See the **Average Annual Earnings Disclosure** for detailed earnings information per rank.

©2021 LifeVantage Corporation • 3300 N Triumph Blvd, Suite 700, Lehi, UT 84043 • USA • 1.866.460.7241 • www.lifevantage.com/us-en/ • 201222.01

8. MULTIPLE BUSINESS CENTERS (Continued)

Business Center sales commissions and bonuses are all paid to the owner(s) of the primary (original) distributorship and such commissions are reported as required under the tax identification number of the primary (original) distributorship.

Each qualified Pro 5 Distributor's Business Center (BC1) must be placed directly under the Distributor's primary (original) Distributorship. The placement of the 2nd Business Center (BC2) may be placed directly under either the Pro 7 Distributor's primary (original) position or directly under their 1st Business Center (BC1). The placement of the 3rd Business Center (BC3) may be directly under either the Master Pro 10's primary (original) Distributorship or directly under their 1st (BC1) or 2nd (BC2) Business Center per the following charts:


1st Business Center
Pro 5
BC1
2nd Business Center
Pro 7
Possible Placement
BC2
Possible Placement
BC1
BC2
3rd Business Center
Possible Placement
BC3
BC2
Possible Placement
BC1
BC3
Possible Placement
MASTER PRO 10
BC3

Multiple Business Centres Benefits:

- Eligible for UniLevel Commissions and Global Elite Pool Commissions when the Business Center position meets all Product Volume and OV requirements on its own merits.
- May create an additional High Leg for the Distributor's downline organization.
- Each Business Center is eligible for rank advancements when meeting required Product Volume, Organizational Volume and other rank requirements on its own merits.
- Qualified Master Pro 10 Distributors with the required OV for Executive Master Pro 10 (2,000,000 OV) and/or Presidential Master Pro 10 (5,000,000 OV) may use their Business Center position(s) to qualify as High Leg(s) to meet the Minimum Leg Requirement number only to advance to the ranks of Executive Master Pro 10 (4 Legs required) and/or Presidential Master Pro 10 (5 Legs required). The PV from any Business Center leg may not be double counted as PV for any other Business Center and/or for any High Leg and/or Combined Leg.
- **The 1st, 2nd, and 3rd Business Centers are not eligible for and are specifically excluded from any payments or benefits of the Smart Start Bonus, the Launch Bonus and/or the Generational Matching Bonus that only the Distributor's primary (original) position is eligible to receive.**
- **The One-Time Rank Achievement Bonus is paid only one time to the Distributor whether earned first by the primary (original) Distributorship or by one of the Distributor's eligible Business Centers.**

Page 11 of 12

The Distributor sales earnings disclosed are potential gross earnings and not net of other business expenses and not necessarily representative of the actual income, if any, that a Distributor can or will earn through the LifeVantage Sales Compensation Plan. A Distributor's earnings will depend on individual diligence, work effort and market conditions. LifeVantage does not guarantee any income or rank success. See the **Average Annual Earnings Disclosure** for detailed earnings information per rank.

©2021 LifeVantage Corporation • 3300 N Triumph Blvd, Suite 700, Lehi, UT 84043 • USA • 1.866.460.7241 • www.lifevantage.com/us-en/ • 201222.01

LifeVantage

SALES COMPENSATION PLAN HIGHLIGHTS — UNITED STATES OF AMERICA[1] EFFECTIVE MAY 5, 2020

SMART START BONUS[2]

Daily Bonus[1]	Qualified Distributor	Product Volume (PV*) Minimum Monthly Sales Requirements[3]	Commission Percentage
	Enroller	100-199 PV	30% of PV from sales to personally enrolled new Customers and Distributors
	Enroller	200 or more PV	40% of PV from sales to personally enrolled new Customers and Distributors

LAUNCH BONUS

Qualified Distributors with "Paid Rank"[4] Pro 3 or higher are eligible to receive Launch Bonus upon qualified product pack purchases which generate the listed commission up the Enrollment Tree.

Daily Bonus[1]	Enrolment Upline	Enroller Paid Rank[4]	Enroller Minimum Monthly PV sales Requirement[3]	Commission Percentage
	Level 1	Pro 3/Pro 4	200 PV	5% of PV
	Level 2	Pro 5/Pro 6	200 PV	5% of PV
	Level 3	Pro 7/Pro 8/Pro 9	200 PV	5% of PV
	Level 4	Pro 10	200 PV	2.5% of PV
	Level 5	Executive Pro 10	200 PV	1.5% of PV
	Level 6	Presidential Pro 10	200 PV	1% of PV

UNILEVEL COMMISSIONS (dynamically compressed)

MONTHLY BONUSES

					PREMIER			ELITE			MASTER		
PAID RANK[4]	Distributor	Pro 1	Pro 2	Pro 3	Pro 4	Pro 5	Pro 6	Pro 7	Pro 8	Pro 9	Pro 10	Executive	Presidential
Minimum Monthly PV[3]	100	100	100	100	200	200	200	200	200	200	200	200	200
Minimum Monthly Organizational Volume	0	1,000	2,500	5,000	10,000	20,000	50,000	100,000	200,000	500,000	1,000,000	2,000,000	5,000,000
Minimum Number of Legs	0	1	2	2	2	3	3	3	3	3	3	4	5
Maximum % counted per High Leg(s)		100%	80%	80%	80%	60%	60%	60%	60%	60%	40%	40%	40%
Minimum PV of Combined Leg[5]			500	1,000	2,000	2,000	5,000	10,000	20,000	50,000	200,000	200,000	250,000
PERCENTAGE PAID PER LEVEL: 1st	2%	2%	2%	2%	2%	2%	2%	2%	2%	2%	2%	2%	2%
2nd		5%	5%	5%	5%	5%	5%	5%	5%	5%	5%	5%	5%
3rd			9%	9%	9%	9%	9%	9%	9%	9%	9%	9%	9%
4th			5%	5%	5%	5%	5%	5%	5%	5%	5%	5%	5%
5th				5%	5%	5%	5%	5%	5%	5%	5%	5%	5%
6th					5%	5%	5%	5%	5%	5%	5%	5%	5%
7th						5%	5%	5%	5%	5%	5%	5%	5%
8th							5%	5%	5%	5%	5%	5%	5%
9th								2%	2%	2%	2%	2%	2%

GENERATIONAL MATCHING BONUS (UP TO 30%)[3][6]

YOU (Enroller) Pro 3 + → Gen 1 you earn 10% → Gen 2 you earn 5% → Gen 3 you earn 5% → Gen 4 you earn 5% → Gen 5 you earn 5%

RANK ACHIEVEMENT BONUS $100,000 USD through $500,000 USD paid when achieving Master Pro ranks.

4% ELITE POOL 4% of total commissionable sales paid to qualified Pro 7 through Master Distributors.

Pro 7, 8, 9 & 10 share 1%	Pro 8, 9 & 10 share 1%
Pro 9 & 10 share 1%	Pro 10 Executive Presidential share 1%

*PV = Product Volume. Commissions are calculated by taking any PV amount multiplied by the LifeVantage local currency conversion rate and then multiplied by any applicable commission or bonus percentage. For theoretical example, 1,000 PV in sales multiplied by 30% bonus = $300.

(1) All bonuses are fully detailed within the LifeVantage Sales Compensation Plan found at the following link: www.lifevantage.com/legal/us-en/sales-and-compensation-plan.

(2) Receive up to 40% on product sold to new personally enrolled Customers and Distributors in Smart Start Bonus within the new Distributor(s) / Customer(s) first calendar month, up to 1,000 PV. Customer purchase limits may apply.

(3) At least 40 PV must come from personal product purchases with the remaining PV coming from purchases made by personally enrolled Customers during the qualification period, which is the 49 calendar days (measured using current Utah, USA time zone) immediately prior to the calculation date (USA Business day immediately following the transaction date).

(4) **PAID RANK** is defined as the rank achieved in the most recently and completely closed monthly UniLevel Commissions period.

(5) The PV requirement for each rank that must come from the Combined Leg.

(6) Fully qualified Pro 3 and higher with at least 200 PV earn up to 10% of the UniLevel Commissions paid to their first 5 generations of personally enrolled Distributors. Ranks Pro 3 through Pro 6 must also have at least 100 PV in new sales volume each month. If PV is 100-199, the qualified Pro 3 and higher will earn only half of the Generational Matching Bonus.

The Distributor sales earnings disclosed are potential gross earnings and not net of other business expenses and not necessarily representative of the actual income, if any, that a Distrib Average Annual Earnings Disclosure ntage Sales Compensation Plan. A Distributor's earnings will depend on individual diligence, work effort and market conditions. LifeVantage does not guarantee any income or rank success. See the Average Annual Earnings Disclosure for detailed earnings information per rank.

©2021 LifeVantage Corporation • 3300 N Triumph Blvd, Suite 700, Lehi, UT 84043 • USA • 1.866.460.7241 • www.lifevantage.com/us-en/

201222.01
Revised 12/22/2020